Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

19. SUBSEQUENT EVENTS

The Company evaluated all events and transactions that occurred after June 30, 2025 up through December 1, 2025, which is the date that these unaudited interim condensed consolidated financial statements are available to be issued.

On July 22, 2025, the Company announced the closing of its IPO of 1,450,000 Class A ordinary shares, no par value per share at an offering price of US$4.00 per share, for approximately US$5.8 million in gross proceeds. The ordinary shares of the Company began trading on the Nasdaq Capital Market in the United States on July 23, 2025 under the symbol “CRE”.

There were no other material subsequent events that require disclosure in these unaudited interim condensed consolidated financial statements.